                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /_/      Definitive Additional Materials

       /X/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                       RICHARD L. SCOTT INVESTMENTS, LLC
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                                 KARL L. MEYER
                               ROBERT F. WALTERS
                                 FRANK J. TANKI
                                WILLEM VAN RIJN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

            The  Computer  Horizons  Full  Value  Committee  (the  "Committee"),
together with the other participants named herein, is filing materials contained in this  Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in connection  with the  solicitation of proxies to remove and replace the existing
Board of Directors  of Computer  Horizons  Corp.  (the  "Company")  at a special meeting of shareholders scheduled to be held September 21, 2005.

             Item 1: The Committee issued the following press release on August
19, 2005:

                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
            FILES PRELIMINARY PROXY MATERIALS URGING SHAREHOLDERS TO
             REPLACE CURRENT BOARD WITH NEW DIRECTORS DEDICATED TO
                          ENHANCING SHAREHOLDER VALUE

New York, NY, August 19, 2005 - The Computer Horizons Full Value Committee today filed with the Securities and Exchange Commission preliminary proxy materials in preparation for a special meeting of Computer Horizons (NASDAQ: CHRZ) to be held on September 21, 2005. At the meeting, shareholders will have the opportunity to remove the incumbent directors and to replace them with five nominees proposed by the Committee.

Speaking on behalf of the Committee, Eric Rosenfeld, President of Crescendo
Partners, stated, "We believe that this filing is important because, despite the fact that the Company has not publicly acknowledged the meeting date or set a record date for the special meeting called by the Committee, it shows our resolve to hold the board accountable for its actions. We hope that the shareholders will elect our slate of director nominees on September 21 in order to implement much needed change."

Speaking of Computer Horizons' proposed merger with Analysts International
(NASDAQ: ANLY), Mr. Rosenfeld added, "We continue to urge shareholders to vote against the merger proposal on the GREEN proxy card that we mailed earlier. By voting against the merger, we can prevent current management from making what we believe is a strategically unsound transaction. In addition, we encourage all shareholders to vote for the replacement of the current Board with our independent nominees on the BLUE proxy card once it becomes available."

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On August 11, 2005, The Computer Horizons Full Value Committee (the
"Committee"), together with the other Participants (as defined below), filed a definitive proxy statement and accompanying proxy card with the Securities and
Exchange Commission ("SEC") to be used to solicit votes against a proposed merger involving Computer Horizons Corp. (the "Company") and Analysts
International Corporation to be submitted to a vote of the shareholders of the
Company at a special meeting of shareholders scheduled to be held on September
2, 2005 (the "Merger Special Meeting"). The Committee has also made a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's existing Board of Directors at a special meeting of shareholders called for such purpose (the
"Directors Special Meeting").

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS AND OTHER PROXY MATERIALS RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS SPECIAL MEETING AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN
IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE
SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE

SOLICITATIONS WILL PROVIDE COPIES OF THE PROXY MATERIALS, WITHOUT CHARGE, UPON
REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY
SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE PARTICIPANTS IN THE PROXY SOLICITATIONS ARE CRESCENDO PARTNERS II, L.P.,
SERIES R, CRESCENDO INVESTMENTS II, LLC, ERIC ROSENFELD, F. ANNETTE SCOTT
FLORIDA TRUST, RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST, RICHARD L. SCOTT INVESTMENTS, LLC, RICHARD L. SCOTT, STEPHEN T. BRAUN,
KARL L. MEYER, ROBERT F. WALTERS, FRANK J. TANKI, WILLEM VAN RIJN AND THE
COMPUTER HORIZONS FULL VALUE COMMITTEE (THE "PARTICIPANTS"). INFORMATION
REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS AVAILABLE
IN THEIR SCHEDULE 13D JOINTLY FILED WITH THE SEC ON JULY 22, 2005, AS
SUBSEQUENTLY AMENDED ON JULY 27, 2005 AND AUGUST 19, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877